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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                            9% SENIOR NOTES DUE 2010
                                       OF
                                DIGITALNET, INC.

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of DigitalNet, Inc., a Delaware corporation (the "Company"), made
pursuant to the Prospectus, dated             , 2003 (as the same may be amended
or supplemented from time to time, the "Prospectus"), if certificates for the outstanding 9% senior notes due 2010 of the Company (the "old notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit the old notes, the Letter of Transmittal and all other required documents to reach Wells Fargo Minnesota Bank, National Association (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent as set forth below. See "The Exchange Offer--Procedures for Tendering" in the Prospectus. Capitalized terms used herein but not defined herein have the respective meanings given to them in the Prospectus.

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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME ON             , 2003 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE
"EXPIRATION DATE").
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                                      TO:
               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                               AS EXCHANGE AGENT

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       BY MAIL OR HAND/OVERNIGHT DELIVERY:                            BY FACSIMILE:

 Wells Fargo Bank Minnesota, National Association                     (860) 704-6219
             Corporate Trust Services                       Attention: Mr. Joseph P. O'Donnell
        Attention: Mr. Joseph P. O'Donnell                        CONFIRM BY TELEPHONE:
           213 Court Street, Suite 703                                (860) 704-6217
               Middletown, CT 06457
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    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR
TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A
VALID DELIVERY.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

    The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of old notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

    All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                            Please Sign and Complete

Signature(s) of Owners(s) or Authorized Signatory:

________________________________________________________________________________

________________________________________________________________________________

Principal Amount of Old 9% Senior Notes Due 2010 Tendered:* $ __________________

Certificate No.(s) of Old Notes (if available): ________________________________

Date: __________________________________________________________________________

Name(s) of Registered Holders:

________________________________________________________________________________

________________________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

Area Code and Telephone No.: ___________________________________________________

If Old Notes will be tendered by book-entry transfer, provide information below:

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    Signature:
                ------------------------------------------------------------
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    DTC Account Number:
                         ------------------------------------------------------------
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
    Date:
           ------------------------------------------------------------
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    *  Must be in denominations of $1,000 and integral multiples thereof, provided that if fewer than all of the old notes of a holder are tendered for exchange, the untendered principal amount of the holder's remaining old notes must be $1,000 or any integral multiple of $1,000 in excess thereof.

This Notice of Guaranteed Delivery must be signed by the holder(s) of old notes exactly as their name(s) appear(s) on certificate(s) for old notes or on a security position listing as the owner of old notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      Please print name(s) and address(es)

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Name(s):      ------------------------------------------------------------
Capacity:
              ------------------------------------------------------------
Address(es):
              ------------------------------------------------------------
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DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. NOTES SHOULD BE
SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

                     THE GUARANTEE ON PAGE 3 MUST BE COMPLETED.
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                                   GUARANTEE
                    (Not To Be Used For Signature Guarantee)

    The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent at the address set forth above, either the old notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such old notes to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or agent's message in lieu thereof) and any other required documents within three New York Stock Exchange trading days after the Expiration Date.

The undersigned acknowledges that it must deliver the Letter of Transmittal (or agent's message in lieu thereof) and old notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.

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Name of Firm:
               ------------------------------------------------------------
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
Address:
          ------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------
                                                            (ZIP CODE)
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Area Code and
Telephone No.:
                     ------------------------------------------------------------

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                             (AUTHORIZED SIGNATURE)
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
Name:
        ------------------------------------------------------------

Title:
        ------------------------------------------------------------

Date:
        ------------------------------------------------------------

DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY
COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.
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